UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2009

POWERSAFE TECHNOLOGY CORP.
--------------------------------------------------------------
(Exact name of Registrant as specified in its charter)

Delaware	333-143645	98-0522188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1400 Coney Island Avenue, Brooklyn, NY 11230
(Address of principal executive offices)

718-951-8021
(Registrant's Telephone Number, Including Area Code)

_____________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 8, 2009, Powersafe Technology Corp. (the “Company”) changed its principal independent accountants. On such date, the Company informed Davis Accounting Group P.C. (“Davis”) that it was terminating the services of Davis and retained Morgenstern, Svoboda & Baer, CPA’S, P.C. (“Morgenstern”) as its principal independent accountants. The decision to change accountants was approved by the Company’s Board of Directors.
During the Company’s engagement of Davis (i) there was no disagreement with Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Davis, would have caused Davis to make reference to the subject matter of the disagreement in connection with its report and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions). Davis did express a concern about the Company’s ability to continue as a going concern.

The Company has provided Davis with a copy of this disclosure and requested that Davis furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in the preceding paragraph. A copy of such response received by the Company to that request will be filed as an amendment to this Form 8-K no later than two business days after it is received from Davis.

Prior to May 8, 2009, the date that Morgenstern was retained as the principal independent accountants of the Company:

(1) The Company did not consult with Morgenstern LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by Morgenstern that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult Morgenstern regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 20, 2009

POWERSAFE TECHNOLOGY CORP.

By.	/s/ Jack Mayer
Name:	Jack Mayer
Title:	President